UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 28, 2012

Date of earliest event reported: March 27, 2012

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	333-153091	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2012, McJunkin Red Man Corporation (the “Company”), a wholly owned subsidiary of MRC Global Inc., and certain subsidiaries of the Company entered into a new multi-currency global ABL credit facility with Bank of America, N.A., as agent and a lender (the “Agent”), and other lenders from time to time parties thereto (the “Global ABL Facility”). The Global ABL Facility refinanced the Company’s existing ABL credit facility with Bank of America, N.A., as agent and a lender, and the other lenders party thereto, which was entered into on June 14, 2011.

The Global ABL Facility consists of up to $1.25 billion of the following revolving credit facilities:

•	a $1.025 billion U.S. tranche, with the Company and certain of its U.S. subsidiaries as borrowers (the “U.S. Borrowers”), available in U.S. dollars;

•	a $145 million Canadian tranche, with Midfield Supply ULC, a wholly owned Canadian subsidiary of the Company as borrower, available in Canadian dollars and U.S. dollars;

•

a $12 million UK tranche, with certain indirect wholly owned subsidiaries of the Company organized under the laws of England and Wales as borrowers, available in British pounds sterling, U.S. dollars and euros, and up to $5 million of which is available in other currencies subject to administrative approval;

•

a $52 million Australian tranche, with certain indirect wholly owned subsidiaries of the Company organized under the laws of Australia as borrowers, available in Australian dollars, British pounds sterling, U.S. dollars and euros;

•	a $9 million Dutch tranche, with certain indirect wholly owned subsidiaries of the Company organized under the laws of the Netherlands as borrowers, available in U.S. dollars and euros; and

•	a $7 million Belgian tranche, with MRC Transmark NV, an indirect wholly owned subsidiary of the Company organized under the laws of Belgium as borrower, available in U.S. dollars and euros.

Each of the facilities includes sublimits for letters of credit and swingline loans. All of the borrowers under the facilities described above are referred to herein as the “Borrowers,” and all of the Borrowers, other than the U.S. Borrowers, are referred to herein as the “Foreign Borrowers.” The U.S. tranche is referred to herein as the “U.S. Facility,” the Belgian tranche is referred to herein as the “Belgian Facility,” all of the foreign facilities described above are referred to herein as the “Foreign Facilities,” and the U.S. Facility and the Foreign Facilities are referred to collectively as the “Facilities.” The Global ABL Facility allows the addition of other borrowers in the above jurisdictions and also allows for potential future borrowers organized in New Zealand and Singapore.

Accordion. Subject to certain conditions, the principal amount of the Global ABL Facility may be increased from time to time up to an amount which, in the aggregate for all such increases, does not exceed $300 million.

Maturity. The Global ABL Facility matures in March 2017. However, the facility also has a springing maturity date on the date that is 90 days prior to the current maturity date of the Company’s 9.50% Senior Secured Notes due 2016 (the “Notes”) if the maturity date for the Notes is not extended to June 30, 2017 or later.

Borrowing Base. With respect to each Facility, advances are limited to (a) the aggregate commitments under such Facility and (b) the sum of the following for the U.S. Borrowers or the applicable Foreign Borrower:

•	85% of the book value of eligible accounts receivable; plus

•	for all Facilities other than the Belgian Facility, the lesser of:

•	70% of the net book value of eligible inventory (adding back the LIFO reserve with respect to the U.S. and Canadian Facilities) and

•	85% of the appraised net orderly liquidation value of eligible inventory (net of current monthly shrinkage reserve calculated in accordance with GAAP and valued at cost);

•	for the Belgian Facility only:

•

for Belgian inventory subject to a business pledge under Belgian law, 50% multiplied by the lesser of 70% of the net book value of eligible inventory and 85% of the appraised net orderly liquidation value of eligible inventory; plus

•

for Belgian inventory subject to a possessory pledge under Belgian law, 100% multiplied by the lesser of 70% of the net book value of eligible inventory and 85% of the appraised net orderly liquidation value of eligible inventory;

•	minus certain reserves.

Each Foreign Borrower has a separate stand-alone Borrowing Base that limits the Foreign Borrower’s ability to borrow under its respective Facility, provided that the Foreign Borrowers may utilize excess availability under the U.S. Facility to borrow amounts in excess of their respective borrowing bases (but not to exceed the applicable commitment amount for such Foreign Borrower’s jurisdiction), which utilization will reduce excess availability under the U.S. Facility dollar for dollar.

Guarantees. Obligations of the U.S. Borrowers are guaranteed by each of the wholly owned material U.S. subsidiaries of the U.S. Borrowers (the “U.S. Guarantors”). The obligations of the Foreign Borrowers are guaranteed by the U.S. Borrowers and the U.S. Guarantors (collectively, the “Guarantors”).

Security. Obligations under the U.S. Facility are primarily secured, subject to certain exceptions, by a first-priority security interest in the accounts receivable, inventory and related assets of the U.S. Borrowers and U.S. Guarantors. The obligations of any Foreign Borrower are primarily secured, subject to certain exceptions, by a first-priority security interest in the accounts receivable, inventory and related assets of such Foreign Borrower and the Guarantors and a first-priority pledge by such Foreign Borrower of the equity interests in its direct wholly owned restricted subsidiaries incorporated in the relevant borrower jurisdictions and intercompany debt instruments held by such Foreign Borrower. No property of a Foreign Borrower or its subsidiaries secures the U.S. Facility. The security interest in accounts receivable, inventory and related assets of the U.S. Borrowers ranks prior to the security interest in this collateral which secures the Notes.

Interest Rates and Fees. Prior to September 1, 2012, borrowings will bear interest at a rate equal to:

•	in the case of U.S. dollar and euro advances,

•	LIBOR plus 1.75%,

•	for base rate advances in the U.S. or Canada, the U.S. Base Rate (or Canadian Base Rate if in Canada) plus 0.75%, or

•	for base rate advances outside the U.S. and Canada, an applicable Base Rate plus 1.75%,

•	in the case of Canadian dollar advances, the BA Equivalent Rate plus 1.75% or the Canadian Prime Rate plus 0.75%,

•	in the case of British pound sterling advances, LIBOR plus 1.75% or the UK Base Rate plus 1.75%, or

•	in the case of Australian dollar advances, the Australian Bank Bill Rate plus 1.75% or the Australian Base Rate plus 1.75%.

On and after September 1, 2012, the applicable margins will be subject to a 0.25% step-up or step-down based on a consolidated fixed charge coverage ratio as of the end of the fiscal quarter that most recently ended.

In addition to paying interest on outstanding principal under the Global ABL Facility, the Borrowers are required to pay a commitment fee in respect of unutilized commitments, which is equal to 0.375% per annum for each Facility (0.25% per annum if utilization of a Facility exceeds 50% of the aggregate commitments under such Facility).

Voluntary Prepayment. The Borrowers will be able to voluntarily prepay the principal of any advance, without penalty or premium, at any time in whole or in part, subject to certain breakage costs.

Restrictive Covenants and Other Matters. The Global ABL Facility requires the Company and its restricted subsidiaries, on a consolidated basis, to maintain a fixed charge coverage ratio (defined as the ratio of EBITDA to the sum of cash interest, principal payments on indebtedness, unfinanced capital expenditures and accrued income taxes) of at least 1.0 to 1.0 when excess availability is less than or equal to the greater of:

•	10% of the total commitments under the Global ABL Facility; and

•	$95 million.

The Global ABL Facility also contains restrictive covenants (in each case, subject to exclusions) that limit, among other things, the ability of the Borrowers and their restricted subsidiaries to:

•	create, incur, assume or suffer to exist, any liens,

•	create, incur, assume or permit to exist, directly or indirectly, and additional indebtedness,

•	consolidate, merge, amalgamate, liquidate, wind up or dissolve themselves,

•	convey, sell, lease, license, assign, transfer or otherwise dispose of their assets,

•	make certain restricted payments,

•	make certain investments,

•	amend or otherwise alter the terms of documents related to certain subordinated indebtedness,

•	enter into transactions with affiliates, and

•	prepay certain subordinated indebtedness.

The Global ABL Facility also contains other customary restrictive covenants. The covenants are subject to various baskets and materiality thresholds, with many restrictions on the repayment of subordinated indebtedness, restricted payments and investments not being applicable when the Borrowers’ excess availability exceeds a certain threshold. The restriction on incurring unsecured indebtedness is not applicable when the Borrowers’ and their restricted subsidiaries’ total debt to EBITDA ratio is less than or equal to 5.5:1.0, and the restriction on incurring secured indebtedness is not applicable when, among other things, the Borrowers’ and their restricted subsidiaries’ secured debt to EBITDA ratio is less than or equal to 5.0:1.0.

The Global ABL Facility contains certain customary representations and warranties, affirmative covenants and events of default, including, among other things, payment defaults, breach of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, judgment defaults, actual or asserted failure of any material guaranty or security document supporting the Global ABL Facility to be in force and effect and change of control. If such an event of default occurs, the Agent under the Global ABL Facility is entitled to take various actions, including the acceleration of amounts due under the Global ABL Facility, the termination of all revolver commitments and all other actions that a secured creditor is permitted to take following a default.

Goldman, Sachs & Co. is a lender under the Global ABL Facility. Certain affiliates of Goldman, Sachs & Co., including GS Capital Partners V Fund, L.P., GS Capital Partners VI Fund, L.P. and related entities, are the majority owners of PVF Holdings, our largest shareholder. In addition, from time to time we have entered into certain agreements or transactions with certain affiliates of Goldman, Sachs & Co. The information included under the heading, “Certain Relationships and Related Party Transactions—Transactions with the Goldman Sachs Funds” of Amendment No. 2 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on March 28, 2012, is incorporated by reference.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the closing of the Global ABL Facility, certain subsidiaries of the Company repaid their obligations in full and terminated (1) the €60 million Revolving Facility Agreement, dated September 17, 2010, among MRC Transmark Holdings UK Limited (“MRC Transmark”), certain material subsidiaries of MRC Transmark and HSBC Bank PLC, and (2) the €10 million multi-currency overdraft facility among MRC Transmark and HSBC Bank PLC which was entered into on June 30, 2011.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this item is included in Item 1.01 above and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amended and Restated Loan, Security and Guarantee Agreement, dated as of March 27, 2012, among McJunkin Red Man Corporation, Greenbrier Petroleum Corporation, McJunkin Red Man Development Corporation, Midway–Tristate Corporation, Milton Oil & Gas Company, MRC Management Company, Ruffner Realty Company and The South Texas Supply Company, Inc., as U.S. Borrowers and Guarantors, MRC Transmark Pty Ltd and MRC SPF Pty Ltd., as Australian Borrowers, MRC Transmark NV, as a Belgian Borrower, Midfield Supply ULC, as a Canadian Borrower, MRC Transmark B.V. and MRC Transmark International B.V., as Dutch Borrowers, MRC Transmark Holdings UK Limited, MRC Transmark Limited, MRC Transmark (Dragon) Limited and MRC SPF Scanfit Limited, as UK Borrowers, any other Borrower party thereto from time to time and certain Persons party thereto from time to time as Guarantors, certain financial institutions, as lenders, Bank of America, N.A., as Administrative Agent and Collateral Agent, and Barclays Bank PLC and Wells Fargo Capital Finance LLC, as Co-Syndication Agents (incorporated by reference to Exhibit 10.1 to Amendment No. 2 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on March 28, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: March 28, 2012

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended and Restated Loan, Security and Guarantee Agreement, dated as of March 27, 2012, among McJunkin Red Man Corporation, Greenbrier Petroleum Corporation, McJunkin Red Man Development Corporation, Midway–Tristate Corporation, Milton Oil & Gas Company, MRC Management Company, Ruffner Realty Company and The South Texas Supply Company, Inc., as U.S. Borrowers and Guarantors, MRC Transmark Pty Ltd and MRC SPF Pty Ltd., as Australian Borrowers, MRC Transmark NV, as a Belgian Borrower, Midfield Supply ULC, as a Canadian Borrower, MRC Transmark B.V. and MRC Transmark International B.V., as Dutch Borrowers, MRC Transmark Holdings UK Limited, MRC Transmark Limited, MRC Transmark (Dragon) Limited and MRC SPF Scanfit Limited, as UK Borrowers, any other Borrower party thereto from time to time and certain Persons party thereto from time to time as Guarantors, certain financial institutions, as lenders, Bank of America, N.A., as Administrative Agent and Collateral Agent, and Barclays Bank PLC and Wells Fargo Capital Finance LLC, as Co-Syndication Agents (incorporated by reference to Exhibit 10.1 to Amendment No. 2 to the Registration Statement on Form S-1 of MRC Global Inc. (formerly known as McJunkin Red Man Holding Corporation) (No. 333-153091), filed with the SEC on March 28, 2012).